Corteva, Inc.
Consolidated Statements of Operations
(Dollars in millions, except per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
Net sales	$6,252	$5,627	$10,853	$9,805
Cost of goods sold	3,323	3,010	6,047	5,430
Research and development expense	296	293	564	574
Selling, general and administrative expenses	1,017	998	1,752	1,731
Amortization of intangibles	179	180	358	363
Restructuring and asset related charges - net	143	135	148	235
Other income - net	49	298	66	635
Interest expense	16	7	25	14
Income (loss) from continuing operations before income taxes	1,327	1,302	2,025	2,093
Provision for (benefit from) income taxes on continuing operations	325	284	446	462
Income (loss) from continuing operations after income taxes	1,002	1,018	1,579	1,631
Income (loss) from discontinued operations after income taxes	(30)	(45)	(40)	(55)

Net income (loss)	972	973	1,539	1,576

Net income (loss) attributable to noncontrolling interests	3	3	6	6

Net income (loss) attributable to Corteva	$969	$970	$1,533	$1,570

Basic earnings (loss) per share of common stock:
Basic earnings (loss) per share of common stock from continuing operations	$1.38	$1.37	$2.17	$2.19
Basic earnings (loss) per share of common stock from discontinued operations	(0.04)	(0.06)	(0.06)	(0.07)
Basic earnings (loss) per share of common stock	$1.34	$1.31	$2.11	$2.12

Diluted earnings (loss) per share of common stock:
Diluted earnings (loss) per share of common stock from continuing operations	$1.37	$1.37	$2.16	$2.18
Diluted earnings (loss) per share of common stock from discontinued operations	(0.04)	(0.06)	(0.05)	(0.07)
Diluted earnings (loss) per share of common stock	$1.33	$1.31	$2.11	$2.11

Average number of shares outstanding used in earnings (loss) per share (EPS) calculation (in millions)
Basic	723.0	737.3	724.9	740.3
Diluted	726.7	743.3	728.6	746.4

Corteva, Inc.
Consolidated Balance Sheets
(Dollars in millions, except share amounts)

	June 30, 2022	December 31, 2021	June 30, 2021
Assets
Current assets
Cash and cash equivalents	$2,401	$4,459	$2,861
Marketable securities	254	86	39
Accounts and notes receivable – net	6,947	4,811	6,792
Inventories	4,184	5,180	3,541
Other current assets	978	1,010	1,052
Total current assets	14,764	15,546	14,285
Investment in nonconsolidated affiliates	93	76	68
Property, plant and equipment	8,532	8,364	8,343
Less: Accumulated depreciation	4,232	4,035	4,002
Net property, plant and equipment	4,300	4,329	4,341
Goodwill	9,987	10,107	10,207
Other intangible assets	9,673	10,044	10,413
Deferred income taxes	449	438	442
Other assets	1,640	1,804	1,740
Total Assets	$40,906	$42,344	$41,496

Liabilities and Equity
Current liabilities
Short-term borrowings and finance lease obligations	$712	$17	$677
Accounts payable	3,567	4,126	3,070
Income taxes payable	383	146	234
Deferred revenue	740	3,201	748
Accrued and other current liabilities	2,454	2,068	2,523
Total current liabilities	7,856	9,558	7,252
Long-term debt	1,283	1,100	1,101
Other noncurrent liabilities
Deferred income tax liabilities	1,165	1,220	935
Pension and other post employment benefits - noncurrent	2,838	3,124	4,767
Other noncurrent obligations	1,693	1,719	1,816
Total noncurrent liabilities	6,979	7,163	8,619

Commitments and contingent liabilities

Stockholders' equity
Common stock, $0.01 par value; 1,666,667,000 shares authorized; issued at June 30, 2022 - 719,320,000; December 31, 2021 - 726,527,000; and June 30, 2021 - 734,421,000	7	7	7
Additional paid-in capital	27,795	27,751	27,682
Retained earnings	1,252	524	941
Accumulated other comprehensive income (loss)	(3,223)	(2,898)	(3,245)
Total Corteva stockholders' equity	25,831	25,384	25,385
Noncontrolling interests	240	239	240
Total equity	26,071	25,623	25,625
Total Liabilities and Equity	$40,906	$42,344	$41,496

Corteva, Inc.
Consolidated Statement of Cash Flows
(Dollars in millions, except per share amounts)

	Six Months Ended June 30,
	2022	2021
Operating activities

Net income (loss)	$1,539	$1,576
Adjustments to reconcile net income (loss) to cash provided by (used for) operating activities:
Depreciation and amortization	609	617
Provision for (benefit from) deferred income tax	(79)	124
Net periodic pension and OPEB benefit, net	(138)	(641)
Pension and OPEB contributions	(113)	(149)
Net (gain) loss on sales of property, businesses, consolidated companies, and investments	(1)	(1)
Restructuring and asset related charges - net	148	235
Other net loss	99	143
Changes in assets and liabilities, net
Accounts and notes receivable	(2,331)	(1,957)
Inventories	905	1,334
Accounts payable	(488)	(525)
Deferred revenue	(2,450)	(1,931)
Other assets and liabilities	679	532
Cash provided by (used for) operating activities	(1,621)	(643)
Investing activities
Capital expenditures	(318)	(269)
Proceeds from sales of property, businesses, and consolidated companies - net of cash divested	12	26
Investments in and loans to nonconsolidated affiliates	(6)	(1)
Purchases of investments	(236)	(56)
Proceeds from sales and maturities of investments	93	285
Other investing activities, net	20	(2)
Cash provided by (used for) investing activities	(435)	(17)
Financing activities
Net change in borrowings (less than 90 days)	325	254
Proceeds from debt	772	419
Payments on debt	(204)	—
Repurchase of common stock	(600)	(550)
Proceeds from exercise of stock options	62	66
Dividends paid to stockholders	(203)	(192)
Other financing activities, net	(46)	(24)
Cash provided by (used for) financing activities	106	(27)
Effect of exchange rate changes on cash, cash equivalents and restricted cash equivalents	(116)	(14)
Increase (decrease) in cash, cash equivalents and restricted cash equivalents	(2,066)	(701)
Cash, cash equivalents and restricted cash equivalents at beginning of period	4,836	3,873
Cash, cash equivalents and restricted cash equivalents at end of period	$2,770	$3,172

Corteva, Inc.
Consolidated Segment Information
(Dollars in millions, except per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
SEGMENT NET SALES - SEED	2022	2021	2022	2021
Corn	$2,222	$2,180	$4,152	$4,068
Soybean	1,308	1,160	1,480	1,337
Other oilseeds	246	271	523	567
Other	171	169	316	300
Seed	$3,947	$3,780	$6,471	$6,272

	Three Months Ended June 30,		Six Months Ended June 30,
SEGMENT NET SALES - CROP PROTECTION	2022	2021	2022	2021
Herbicides	$1,224	$969	$2,429	$1,955
Insecticides	494	460	912	845
Fungicides	448	311	752	572
Other	139	107	289	161
Crop Protection	$2,305	$1,847	$4,382	$3,533

	Three Months Ended June 30,		Six Months Ended June 30,
GEOGRAPHIC NET SALES - SEED	2022	2021	2022	2021
North America [1]	$3,235	$3,104	$4,419	$4,314
EMEA [2]	359	298	1,285	1,245
Latin America	206	234	529	508
Asia Pacific	147	144	238	205
Rest of World [3]	712	676	2,052	1,958
Net Sales	$3,947	$3,780	$6,471	$6,272

	Three Months Ended June 30,		Six Months Ended June 30,
GEOGRAPHIC NET SALES - CROP PROTECTION	2022	2021	2022	2021
North America [1]	$843	$738	$1,664	$1,271
EMEA [2]	499	412	1,155	1,067
Latin America	627	354	954	598
Asia Pacific	336	343	609	597
Rest of World [3]	1,462	1,109	2,718	2,262
Net Sales	$2,305	$1,847	$4,382	$3,533

1. Reflects U.S. & Canada
2. Reflects Europe, Middle East, and Africa
3. Reflects EMEA, Latin America, and Asia Pacific

Corteva, Inc.
Reconciliation of Non-GAAP Measures
(Dollars in millions, except per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2022		2022
Net Sales (GAAP)	$6,252		$10,853
Less: Impacts from Currency and Portfolio	(102)		(339)
Organic Sales (Non-GAAP)	$6,354		$11,192

	Three Months Ended June 30,		Six Months Ended June 30,
OPERATING EBITDA	2022	2021	2022	2021
Seed	$1,240	$1,123	$1,809	$1,740
Crop Protection	509	370	1,000	691
Corporate Expenses	(30)	(32)	(51)	(66)
Operating EBITDA (Non-GAAP)	$1,719	$1,461	$2,758	$2,365

RECONCILIATION OF INCOME (LOSS) FROM CONTINUING OPERATIONS AFTER INCOME TAXES TO OPERATING EBITDA	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
Income (loss) from continuing operations after income taxes (GAAP)	$1,002	$1,018	$1,579	$1,631
Provision for (benefit from) income taxes on continuing operations	325	284	446	462
Income (loss) from continuing operations before income taxes (GAAP)	1,327	1,302	2,025	2,093
Depreciation and amortization	302	313	609	617
Interest income	(24)	(18)	(39)	(39)
Interest expense	16	7	25	14
Exchange (gains) losses[1]	36	14	83	49
Non-operating (benefits) costs[2]	(60)	(315)	(125)	(626)
Mark-to-market (gains) losses on certain foreign currency contracts not designated as hedges	(33)	23	3	22
Significant items (benefit) charge[3]	155	135	177	235
Operating EBITDA (Non-GAAP)	$1,719	$1,461	$2,758	$2,365

1.Refer to page A-14 for pre-tax and after tax impacts of exchange (gains) losses.
2.Non-operating (benefits) costs consists of non-operating pension and other post-employment benefit (OPEB) (benefits) costs, tax indemnification adjustments, and environmental remediation and legal costs associated with legacy businesses and sites of Historical DuPont. Tax indemnification adjustments relate to changes in indemnification balances, as a result of the application of the terms of the Tax Matters Agreement, between Corteva and Dow and/or DuPont that are recorded by the company as pre-tax income or expense.
3.Refer to page A-10 for pre-tax and after tax impacts of significant items.

Corteva, Inc.
Reconciliation of Non-GAAP Measures
(Dollars in millions, except per share amounts)

PRICE - VOLUME - CURRENCY ANALYSIS
REGION
	Q2 2022 vs. Q2 2021				Percent Change Due To:
	Net Sales Change (GAAP)		Organic Change [1] (Non-GAAP)		Price &			Portfolio /
	$	%	$	%	Product Mix	Volume	Currency	Other
North America	$236	6%	$243	6%	8%	(2)%	—%	—%
EMEA	148	21%	243	34%	9%	25%	(13)%	—%
Latin America	245	42%	207	35%	13%	22%	7%	—%
Asia Pacific	(4)	(1)%	34	7%	7%	—%	(5)%	(3)%
Rest of World	389	22%	484	27%	10%	17%	(4)%	(1)%
Total	$625	11%	$727	13%	9%	4%	(2)%	—%

SEED
	Q2 2022 vs. Q2 2021				Percent Change Due To:
	Net Sales Change (GAAP)		Organic Change [1] (Non-GAAP)		Price &			Portfolio /
	$	%	$	%	Product Mix	Volume	Currency	Other
North America	$131	4%	$135	4%	6%	(2)%	—%	—%
EMEA	61	20%	101	34%	15%	19%	(14)%	—%
Latin America	(28)	(12)%	(31)	(13)%	—%	(13)%	1%	—%
Asia Pacific	3	2%	14	9%	12%	(3)%	(7)%	—%
Rest of World	36	5%	84	12%	9%	3%	(7)%	—%
Total	$167	4%	$219	6%	7%	(1)%	(2)%	—%

CROP PROTECTION
	Q2 2022 vs. Q2 2021				Percent Change Due To:
	Net Sales Change (GAAP)		Organic Change [1] (Non-GAAP)		Price &			Portfolio /
	$	%	$	%	Product Mix	Volume	Currency	Other
North America	$105	14%	$108	15%	20%	(5)%	(1)%	—%
EMEA	$87	21%	142	34%	5%	29%	(13)%	—%
Latin America	$273	77%	238	67%	21%	46%	10%	—%
Asia Pacific	$(7)	(2)%	20	6%	4%	2%	(4)%	(4)%
Rest of World	$353	32%	400	36%	10%	26%	(3)%	(1)%
Total	$458	25%	$508	28%	14%	14%	(2)%	(1)%

Corteva, Inc.
Reconciliation of Non-GAAP Measures
(Dollars in millions, except per share amounts)

SEED PRODUCT LINE
	Q2 2022 vs. Q2 2021				Percent Change Due To:
	Net Sales Change (GAAP)		Organic Change [1] (Non-GAAP)		Price &			Portfolio /
	$	%	$	%	Product Mix	Volume	Currency	Other
Corn	$42	2%	$72	3%	6%	(3)%	(1)%	—%
Soybeans	148	13%	151	13%	8%	5%	—%	—%
Other oilseeds	(25)	(9)%	(12)	(4)%	5%	(9)%	(5)%	—%
Other	2	1%	8	5%	3%	2%	(4)%	—%
Total	$167	4%	$219	6%	7%	(1)%	(2)%	—%

CROP PROTECTION PRODUCT LINE
	Q2 2022 vs. Q2 2021				Percent Change Due To:
	Net Sales Change (GAAP)		Organic Change [1] (Non-GAAP)		Price &			Portfolio /
	$	%	$	%	Product Mix	Volume	Currency	Other
Herbicides	$255	26%	$268	28%	21%	7%	(2)%	—%
Insecticides	34	7%	49	11%	6%	5%	(4)%	—%
Fungicides	137	44%	156	50%	6%	44%	(2)%	(4)%
Other	32	30%	35	32%	2%	30%	(2)%	—%
Total	$458	25%	$508	28%	14%	14%	(2)%	(1)%

1.Organic sales is defined as price and volume and excludes currency and portfolio impacts.

Corteva, Inc.
Reconciliation of Non-GAAP Measures
(Dollars in millions, except per share amounts)

PRICE - VOLUME - CURRENCY ANALYSIS
REGION
	First Half 2022 vs. First Half 2021				Percent Change Due To:
	Net Sales Change (GAAP)		Organic Change [1] (Non-GAAP)		Price &			Portfolio /
	$	%	$	%	Product Mix	Volume	Currency	Other
North America	$498	9%	$506	9%	8%	1%	—%	—%
EMEA	128	6%	433	19%	9%	10%	(13)%	—%
Latin America	377	34%	344	31%	13%	18%	3%	—%
Asia Pacific	45	6%	104	13%	6%	7%	(4)%	(3)%
Rest of World	550	13%	881	21%	10%	11%	(7)%	(1)%
Total	$1,048	11%	$1,387	14%	9%	5%	(3)%	—%

SEED
	First Half 2022 vs. First Half 2021				Percent Change Due To:
	Net Sales Change (GAAP)		Organic Change [1] (Non-GAAP)		Price &			Portfolio /
	$	%	$	%	Product Mix	Volume	Currency	Other
North America	$105	2%	$109	3%	6%	(3)%	(1)%	—%
EMEA	40	3%	209	17%	12%	5%	(14)%	—%
Latin America	21	4%	25	5%	5%	—%	(1)%	—%
Asia Pacific	33	16%	50	24%	11%	13%	(8)%	—%
Rest of World	94	5%	284	14%	10%	4%	(9)%	—%
Total	$199	3%	$393	6%	7%	(1)%	(3)%	—%

CROP PROTECTION
	First Half 2022 vs. First Half 2021				Percent Change Due To:
	Net Sales Change (GAAP)		Organic Change [1] (Non-GAAP)		Price &			Portfolio /
	$	%	$	%	Product Mix	Volume	Currency	Other
North America	$393	31%	$397	31%	18%	13%	—%	—%
EMEA	$88	8%	224	21%	6%	15%	(13)%	—%
Latin America	$356	60%	319	53%	19%	34%	7%	—%
Asia Pacific	$12	2%	54	9%	4%	5%	(3)%	(4)%
Rest of World	$456	20%	597	26%	9%	17%	(5)%	(1)%
Total	$849	24%	$994	28%	12%	16%	(3)%	(1)%

Corteva, Inc.
Reconciliation of Non-GAAP Measures
(Dollars in millions, except per share amounts)

SEED PRODUCT LINE
	First Half 2022 vs. First Half 2021				Percent Change Due To:
	Net Sales Change (GAAP)		Organic Change [1] (Non-GAAP)		Price &			Portfolio /
	$	%	$	%	Product Mix	Volume	Currency	Other
Corn	$84	2%	$213	5%	7%	(2)%	(3)%	—%
Soybeans	143	11%	148	11%	7%	4%	—%	—%
Other oilseeds	(44)	(8)%	6	1%	7%	(6)%	(9)%	—%
Other	16	5%	26	9%	4%	5%	(4)%	—%
Total	$199	3%	$393	6%	7%	(1)%	(3)%	—%

CROP PROTECTION PRODUCT LINE
	First Half 2022 vs. First Half 2021				Percent Change Due To:
	Net Sales Change (GAAP)		Organic Change [1] (Non-GAAP)		Price &			Portfolio /
	$	%	$	%	Product Mix	Volume	Currency	Other
Herbicides	$474	24%	$524	27%	17%	10%	(3)%	—%
Insecticides	67	8%	112	13%	7%	6%	(5)%	—%
Fungicides	180	31%	226	39%	6%	33%	(4)%	(4)%
Other	128	80%	132	82%	12%	70%	(2)%	—%
Total	$849	24%	$994	28%	12%	16%	(3)%	(1)%

1.Organic sales is defined as price and volume and excludes currency and portfolio impacts.

Corteva, Inc.
Significant Items
(Dollars in millions, except per share amounts)

SIGNIFICANT ITEMS BY SEGMENT (PRE-TAX)
	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
Seed	$(138)	$(115)	$(143)	$(136)
Crop Protection	(2)	(11)	(17)	(43)
Corporate	(15)	(9)	(17)	(56)
Total significant items before income taxes	$(155)	$(135)	$(177)	$(235)

SIGNIFICANT ITEMS - PRE-TAX, AFTER TAX, AND EPS IMPACTS

	Pre-tax		After tax[5]		($ Per Share)
	2022	2021	2022	2021	2022	2021
1st Quarter
Restructuring and asset related charges, net [1]	$(5)	$(100)	$(3)	$(77)	$—	$(0.10)
Estimated settlement expense [2]	(17)	—	(13)	—	(0.02)	—
1st Quarter — Total	$(22)	$(100)	$(16)	$(77)	$(0.02)	$(0.10)

2nd Quarter
Restructuring and asset related charges, net [1]	$(143)	$(135)	$(116)	$(107)	$(0.16)	$(0.14)
Inventory write-offs [3]	(1)	—	(1)	—	—	—
Loss on exit of non-strategic asset [3]	(5)	—	(4)	—	(0.01)	—
Settlement costs associated with Russia Exit [3]	(6)	—	(6)	—	(0.01)	—
2nd Quarter — Total	$(155)	$(135)	$(127)	$(107)	$(0.18)	$(0.14)

Year-to-date Total [4]	$(177)	$(235)	$(143)	$(184)	$(0.20)	$(0.24)

1.Second and first quarter 2022 includes restructuring and asset related benefits (charges) of $(143) and $(5), respectively. The charges for the second quarter primarily relate to a $(56) charge associated with the 2022 Restructuring Actions and a $(93) charge related to non-cash accelerated prepaid royalty amortization expense related to Roundup Ready 2 Yield® and Roundup Ready 2 Xtend® herbicide tolerance traits. The charges for the first quarter primarily related to a $(6) charge related to non-cash accelerated prepaid royalty amortization expense related to Roundup Ready 2 Yield® and Roundup Ready 2 Xtend® herbicide tolerance traits.

First and second quarter 2021 included restructuring and asset related charges of $(100) and $(135), respectively. The charges for the second quarter primarily related to a $(21) charge associated with the 2021 Restructuring Actions and a $(112) charge related to non-cash accelerated prepaid royalty amortization expense related to Roundup Ready 2 Yield® and Roundup Ready 2 Xtend® herbicide tolerance traits. The charges for the first quarter primarily related to a $(89) charge associated with the 2021 Restructuring Actions and a $(7) charge related to non-cash accelerated prepaid royalty amortization expense related to Roundup Ready 2 Yield® and Roundup Ready 2 Xtend® herbicide tolerance traits.

2.First quarter 2022 included a $(17) charge for estimated Lorsban® related reserves.

3.Second quarter 2022 includes a $(1), $(5) and $(6) charge associated with activities related to the 2022 Restructuring Actions relating to inventory write-offs associated with the Russia Exit, loss on the exit of a non-strategic asset and settlement costs associated with the Russia Exit, respectively.

4.Earnings per share for the year may not equal the sum of quarterly earnings per share due to the changes in average share calculations.

5.Unless specifically addressed in the notes above, the income tax effect on significant items was calculated based upon the enacted laws and statutory income tax rates applicable in the tax jurisdiction(s) of the underlying non-GAAP adjustment.

Corteva, Inc.
Reconciliation of Non-GAAP Measures
(Dollars in millions, except per share amounts)

Operating Earnings (Loss) Per Share (Non-GAAP)
Operating earnings (loss) per share is defined as earnings (loss) per share from continuing operations – diluted, excluding non-operating (benefits) costs, amortization of intangibles (existing as of Separation), net unrealized gain or loss from mark-to-market activity on certain foreign currency derivative instruments that do not qualify for hedge accounting, and significant items.

	Three Months Ended June 30,
	2022	2021	2022	2021
	$	$	EPS (diluted)	EPS (diluted)
Net income (loss) from continuing operations attributable to Corteva (GAAP)	$999	$1,015	$1.37	$1.37
Less: Non-operating benefits (costs), after tax [1]	43	237	0.06	0.32
Less: Amortization of intangibles (existing as of Separation), after tax	(138)	(140)	(0.19)	(0.19)
Less: Mark-to-market gains (losses) on certain foreign currency contracts not designated as hedges, after tax	26	(18)	0.04	(0.02)
Less: Significant items benefit (charge), after tax	(127)	(107)	(0.18)	(0.14)
Operating Earnings (Loss) (Non-GAAP)	$1,195	$1,043	$1.64	$1.40

	Six Months Ended June 30,
	2022	2021	2022	2021
	$	$	EPS (diluted)	EPS (diluted)
Net income from continuing operations attributable to Corteva (GAAP)	$1,573	$1,625	$2.16	$2.18
Less: Non-operating benefits - net, after tax [1]	92	474	0.13	0.64
Less: Amortization of intangibles (existing as of Separation), after tax	(277)	(283)	(0.38)	(0.38)
Less: Mark-to-market losses on certain foreign currency contracts not designated as hedges, after tax	(2)	(17)	—	(0.02)
Less: Significant items benefit (charge), after tax	(143)	(184)	(0.20)	(0.25)
Operating Earnings (Non-GAAP)	$1,903	$1,635	$2.61	$2.19

1.Non-operating benefits (costs) consists of non-operating pension and other post-employment benefit (OPEB) benefits (costs), tax indemnification adjustments, and environmental remediation and legal costs associated with legacy businesses and sites of Historical DuPont. Tax indemnification adjustments relate to changes in indemnification balances, as a result of the application of the terms of the Tax Matters Agreement, between Corteva and Dow and/or DuPont that are recorded by the company as pre-tax income or expense.

Corteva, Inc.
Operating EBITDA to Operating Earnings (Loss) Per Share
(Dollars in millions, except per share amounts)

Operating EBITDA to Operating Earnings (Loss) Per Share

	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
Operating EBITDA (Non-GAAP)[1]	$1,719	$1,461	$2,758	$2,365
Depreciation	(123)	(133)	(251)	(254)
Amortization of intangibles (post Separation)	(2)	—	(2)	—
Interest Income	24	18	39	39
Interest Expense	(16)	(7)	(25)	(14)
(Provision for) benefit from income taxes on continuing operations before significant items, non-operating benefits (costs), amortization of intangibles (existing as of Separation), mark-to-market gains (losses) on certain foreign currency contracts not designated as hedges, and exchange gains (losses) (Non-GAAP)[1]	(348)	(278)	(516)	(440)
Base income tax rate from continuing operations (Non-GAAP)[1]	21.7%	20.8%	20.5%	20.6%
Exchange gains (losses), after tax[2]	(56)	(15)	(94)	(55)
Net (income) loss attributable to non-controlling interests	(3)	(3)	(6)	(6)
Operating Earnings (Loss) (Non-GAAP)[1]	$1,195	$1,043	$1,903	$1,635
Diluted Shares (in millions)	726.7	743.3	728.6	746.4
Operating Earnings (Loss) Per Share (Non-GAAP)[1]	$1.64	$1.40	$2.61	$2.19

1.     Refer to pages A-5 through A-9 and A-11 for Non-GAAP reconciliations.
2.     Refer to page A-14 for pre-tax and after tax impacts of exchange gains (losses).

Corteva, Inc.
Reconciliation of Non-GAAP Measures
(Dollars in millions, except per share amounts)

Reconciliation of Base Income Tax Rate to Effective Income Tax Rate
Base income tax rate is defined as the effective income tax rate less the effect of exchange gains (losses), significant items, amortization of intangibles (existing as of Separation), mark-to-market gains on certain foreign currency contracts not designated as hedges, and non-operating (benefits) costs.

	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
Income (loss) from continuing operations before income taxes (GAAP)	$1,327	$1,302	$2,025	$2,093
Add: Significant items (benefit) charge [1]	155	135	177	235
Non-operating (benefits) costs	(60)	(315)	(125)	(626)
Amortization of intangibles (existing as of Separation)	177	180	356	363
Mark-to-market (gains) losses on certain foreign currency contracts not designated as hedges	(33)	23	3	22
Less: Exchange gains (losses)[2]	(36)	(14)	(83)	(49)
Income (loss) from continuing operations before income taxes, significant items, non-operating (benefits) costs, amortization of intangibles (existing as of Separation), mark-to-market (gains) losses on certain foreign currency contracts not designated as hedges, and exchange gains (losses) (Non-GAAP)	$1,602	$1,339	$2,519	$2,136

Provision for (benefit from) income taxes on continuing operations (GAAP)	$325	$284	$446	$462
Add: Tax benefits on significant items (benefit) charge[1]	28	28	34	51
Tax expenses on non-operating (benefits) costs	(17)	(78)	(33)	(152)
Tax benefits on amortization of intangibles (existing as of Separation)	39	40	79	80
Tax benefits on mark-to-market (gains) losses on certain foreign currency contracts not designated as hedges	(7)	5	1	5
Tax benefits on exchange gains (losses)[2]	(20)	(1)	(11)	(6)
Provision for (benefit from) income taxes on continuing operations before significant items, non-operating (benefits) costs, amortization of intangibles (existing as of Separation), mark-to-market (gains) losses on certain foreign currency contracts not designated as hedges, and exchange gains (losses) (Non-GAAP)	$348	$278	$516	$440

Effective income tax rate (GAAP)	24.5%	21.8%	22.0%	22.1%
Significant items, non-operating (benefits) costs, amortization of intangibles (existing as of Separation), and mark-to-market (gains) losses on certain foreign currency contracts not designated as hedges effect	(1.1)%	(0.8)%	(0.4)%	(0.7)%
Tax rate from continuing operations before significant items, non-operating (benefits) costs, amortization of intangibles (existing as of Separation), and mark-to-market (gains) losses on certain foreign currency contracts not designated as hedges	23.4%	21.0%	21.6%	21.4%
Exchange gains (losses), net effect[2]	(1.7)%	(0.2)%	(1.1)%	(0.8)%
Base income tax rate from continuing operations (Non-GAAP)	21.7%	20.8%	20.5%	20.6%

1. See page A-10 for further detail on the Significant Items.
2. See page A-14 for further details of exchange gains (losses).

Corteva, Inc.
(Dollars in millions, except per share amounts)

Exchange Gains (Losses)
The Company routinely uses foreign currency exchange contracts to offset its net exposures, by currency, related to the foreign currency-denominated monetary assets and liabilities. The objective of this program is to maintain an approximately balanced position in foreign currencies in order to minimize, on an after-tax basis, the effects of exchange rate changes on net monetary asset positions. The hedging program gains (losses) are largely taxable (tax deductible) in the United States (U.S.), whereas the offsetting exchange gains (losses) on the remeasurement of the net monetary asset positions are often not taxable (tax deductible) in their local jurisdictions. The net pre-tax exchange gains (losses) are recorded in other income - net and the related tax impact is recorded in provision for (benefit from) income taxes on continuing operations in the Consolidated Statements of Operations.

	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
Subsidiary Monetary Position Gain (Loss)
Pre-tax exchange gains (losses)	$(46)	$36	$(40)	$(15)
Local tax (expenses) benefits	(17)	(13)	(21)	(14)
Net after tax impact from subsidiary exchange gains (losses)	$(63)	$23	$(61)	$(29)

Hedging Program Gain (Loss)
Pre-tax exchange gains (losses)	$10	$(50)	$(43)	$(34)
Tax (expenses) benefits	(3)	12	10	8
Net after tax impact from hedging program exchange gains (losses)	$7	$(38)	$(33)	$(26)

Total Exchange Gain (Loss)
Pre-tax exchange gains (losses)	$(36)	$(14)	$(83)	$(49)
Tax (expenses) benefits	(20)	(1)	(11)	(6)
Net after tax exchange gains (losses)	$(56)	$(15)	$(94)	$(55)

As shown above, the "Total Exchange Gain (Loss)" is the sum of the "Subsidiary Monetary Position Gain (Loss)" and the "Hedging Program Gain (Loss)."